Note 15: Correction of An Error	12 Months Ended
Dec. 31, 2015
Notes
Note 15: Correction of An Error

Note 15:  correction of an error

During the current year, management discovered that the calculation for derivative liabilities was inappropriate.  The value of the underlying debt was not properly offset to the fair value of the derivative position.  The derivative loss for the year ended December 31, 2014 was overstated by $772,543. The correction for this amount reduced net loss to $1,561,232 and losses per share were reduced by $0.01.  The accompanying 2014 financials have all been corrected and restated for this error.

The quarterly financial reports for the first through third quarters of 2015 had the same error.  The correction for each quarter was $150,226, $136,836 and $19,226 for quarters one, two and three, respectively.  For each of these quarters there was a decrease in derivative liability and a decrease in loss per quarter by the same amount.